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                                                                    EXHIBIT 99.1


                    AGREEMENT REGARDING CONVERSION OF NOTES


1.0   DATE AND PARTIES

      1.1 DATE. This Agreement Regarding Conversion of Notes ("Agreement") is dated and effective April 2, 1996.

      1.2   PARTIES.  The parties to this Agreement are as follows:

            A. Hall Phoenix/Inwood, Ltd., assignee of Hall Financial Group, Inc. ("HFG")
            750 N. St. Paul
            Suite 200
            Dallas, TX  75201-3247

            B.    Search Capital Group, Inc. ("Search")
            700 N. Pearl
            Suite 400, L.B. 401
            Dallas, TX  75201-2809

            C.    Search Funding Corp. ("SFC")
            700 N. Pearl
            Suite 400, L.B. 401
            Dallas, TX  75201-2809

            D.    Automobile Credit Acceptance Corp. ("ACAC")
            700 N. Pearl
            Suite 400, L.B. 401
            Dallas, TX  75201-2809

            E.    Newsearch, Inc. ("Newsearch")
            700 N. Pearl
            Suite 400, L.B. 401
            Dallas, TX  75201-2809

            F.    Automobile Credit Holdings, Inc. ("ACHI")
            700 N. Pearl
            Suite 400, L.B. 401
            Dallas, TX  75201-2809





AGREEMENT REGARDING CONVERSION OF NOTES - PAGE 1
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      2.0   PURPOSE AND CONSIDERATION

      2.1 PURPOSE: The purpose of this Agreement is to amend and supersede certain provisions of those certain promissory notes entered into between HFG, Search, and SFC being that certain Convertible Promissory Note (Note I) int he original principal amount of $1,284,487.28 ("Note 1") and that certain Convertible Promissory Note (Note III) in the original principal amount of $1,000,000 ("Note 3") (collectively the "Notes"). The parties agree that, except as specifically amended and superseded below, Note 1 and Note 3 remains fully enforceable.

      2.2 DEFINITIONS: All terms defined in the Notes shall have the same meanings herein as ascribed to them in the Notes.

      2.3 CONSIDERATION: In consideration of the parties agreeing to release each other from certain of the provisions of the Notes, the parties have entered into this Agreement.

      3.0   BACKGROUND

      3.1 CONVERSION OF NOTES: The Notes provide for their conversion by HFG into fully paid and nonassessable shares of the common stock of Search. The total number of shares into which the Notes are convertible is capped at 2,500,000. Note 1 is convertible into the balance of shares remaining after the conversion of Note 3. Consequently, until Note 3 is converted the number of shares into which Note 1 can be converted cannot be calculated nor can the amount that will then be owed on Note 1 be determined.

      3.2 CONVERSION PRICE: The Notes contain provisions for determining the value of the shares into which the Notes are convertible. One of the provisions relates to an Implied Common Stock Price as determined by Alex. Brown. The Implied Common Stock Price however has not yet been determined. The provisions also provide for differing values based on whether the Notes are converted within 30 days after entry of the order confirming the plan for the Search subsidiaries (the order was entered on March 4, 1996) or after such period.

      3.3 EXERCISE OF CONVERSION OPTION: HFG timely gave notice of its intent to convert as much of Note 1 as possible into stock.

      3.4 PAYOFF ON NOTE 1: Note 1 has matured according to its term and Search and SFC desire to pay Note 1 in full. However, the amount of cash and stock required to satisfy Note 1 cannot be calculated until HFG converts Note 3 which HFG is not required to do at this time.





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      4.0   MODIFICATION OF NOTES

      4.1 INITIAL CONVERSION PRICE: The parties agree that both Notes will be converted into a total of 2,500,000 shares of the common stock of Search effective as of April 2, 1996. The initial conversion price will be 65% of $1.013 or $0.6585 per share.

      4.2 PAYMENT OF BALANCE OF NOTE 1: The parties agree that the balance to be paid on Note 1 in cash on April 2, 1996 is $356,705.34 plus interest through April 2, 1996.

      4.3 FINAL CONVERSION PRICE: The parties agree that once the Implied Common Stock Price has been determined by Alex. Brown as required by the Notes, the conversion price for the shares will be adjusted to the price most favorable to HFG whether that be 65% of the Implied Common Stock Price as of March 4, 1996, 65% of $1.43, or 60% of the average bid price as determined by Alex. Brown for the 30 trading days after March 4, 1996.

      4.4 PAYMENT OR REFUND: If the final conversion price of the shares is greater than the initial conversion price then HFG will refund to Search and SFC the amount of the overpayment of Note 1 as calculated based on the final conversion price. If the final conversion price is less than the initial conversion price then Search and SFC will pay to HFG the balance due on Note 1 as calculated based on the final conversion price.

      4.5 STOCK: The 2,500,000 shares to be delivered to HFG on April 2, 1996 will be issued in the name of Hall Phoenix/Inwood, Ltd., the assignee of HFG.

      4.6 RELEASE OF NOTES AND COLLATERAL: On April 2, 1996, HFG will release to Search and SFC the original of Note 3. Upon payment of any monies owed to HFG in accordance with paragraph 4.4, HFG shall release to Search and SFC Note 1 and all collateral securing Note 1 whether pledged by Search, SFC, ACAC, Newsearch, or ACHI. HFG shall execute any documents necessary to effect the release of the collateral.

      5.0   OTHER PROVISIONS

      5.1 GOVERNING LAW: Texas law governs the effect and construction of this Agreement. With respect to arbitration matters, the Federal Arbitration Act shall govern. Delaware corporate law governs corporate matters with respect to all parties incorporated in Delaware.

      5.2 BINDING AGREEMENT: This Agreement binds and benefits all parties and their respective successors and permitted assigns.

      5.3 CAPTIONS: Captions, titles and headings are only for convenient reference and are not to be construed in interpretation.





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      5.4   COUNTERPARTS:  This Agreement may be signed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

                                        HALL PHOENIX/INWOOD, LTD.



                                        By:      /s/  LARRY LEVEY
                                           -----------------------------------
                                        Printed Name:    Larry Levey
                                                     -------------------------
                                        Its:    Vice President
                                                Phoenix/Inwood Corp.
                                                General Manager
                                            ----------------------------------


                                        SEARCH CAPITAL GROUP, INC.



                                        By:     /s/  ROBERT D. IDZI
                                           -----------------------------------
                                                Robert D. Idzi,
                                                Executive Vice President



                                        SEARCH FUNDING CORP.



                                        By:     /s/  ROBERT D. IDZI
                                           -----------------------------------
                                                Robert D. Idzi,
                                                Senior Vice President



                                        AUTOMOBILE CREDIT ACCEPTANCE CORP.



                                        By:     /s/  ROBERT D. IDZI
                                           -----------------------------------
                                                Robert D. Idzi,
                                                Senior Vice President





AGREEMENT REGARDING CONVERSION OF NOTES - PAGE 4
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                                        NEWSEARCH INC.



                                        By:     /s/  ROBERT D. IDZI
                                           -----------------------------------
                                                Robert D. Idzi,
                                                Senior Vice President



                                        AUTOMOBILE CREDIT HOLDINGS, INC.



                                        By:     /s/  ROBERT D. IDZI
                                           -----------------------------------
                                                Robert D. Idzi,
                                                Senior Vice President





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